Preparation of financial statements	12 Months Ended
Dec. 31, 2020
Preparation of financial statements
Preparation of financial statements

2. Preparation of financial statements

The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards (IFRS) as set forth by the International Accounting Standards Board (IASB) and interpretations of the IFRS Interpretations Committee (IFRIC).

The consolidated financial statements were authorized for issue by the Management Board on March 30, 2021.

These consolidated financial statements were prepared on the basis of historical cost except for the following items, which are measured on an alternative basis on each reporting date.

Debt securities at fair value through profit or loss	Fair value
Non-derivative financial instruments at fair value through profit or loss	Fair value
Derivative financial instruments at fair value through profit or loss	Fair value

The consolidated financial statements are presented in thousands of Euros (kEUR) except where otherwise stated. Due to rounding, numbers presented throughout these notes may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Going concern

The financial statements have been prepared on the basis of going concern which contemplates continuity of normal business activities and the realization of assets and settlement of liabilities in the ordinary course of business.

voxeljet has recognized continuous net losses during the years 2020, 2019 and 2018 amounting to kEUR 15,481, kEUR 13,978 and kEUR 8,747, respectively. Additionally, voxeljet had negative cash flows from operating activities in 2020, 2019 and 2018 of kEUR 6,598, kEUR 6,592, kEUR 7,331, respectively, mainly due to continuous net losses. As of May 7, 2020, the issuance date of the Company’s consolidated financial statements for the year ended December 31, 2019, the Company had concluded there was a material uncertainty that cast significant doubt on the Company's ability to continue as a going concern. As discussed below, management has subsequently taken certain actions, which management has concluded remove that significant doubt.

Due to the global outbreak of COVID-19, the Company has experienced and expects to continue to experience lower demand in both, the Systems and the Services segment. voxeljet’s clients have postponed and may continue to postpone larger investments and therefore, the demand for 3D printers may also decrease. In addition, the COVID-19 situation could cause further delays in installation of 3D printers at customers’ facilities, which could lead to postponed revenue recognition for those transactions. In the third quarter of 2020, the Company experienced a slight recovery of demand compared to the prior two quarters in 2020, and in the fourth quarter this positive trend has continued. Both a decrease in revenues as well as potential delays in the installations increase the risk and likelihood of lower cash inflows. Such risks have been evaluated by management and consequently have been considered in the Company’s liquidity forecast, which assumes voxeljet’s business plan is executed appropriately and sales track as expected. Management updates the liquidity forecast on an ongoing basis.

The COVID-19 situation raises uncertainties regarding the achievement of budgeted sales and the fulfillment of voxeljet’s budget. Consequently, the Company could experience difficulty in generating sufficient cash flow to meet its obligations and sustain its operations. Material deviations from the forecasts could lead to a covenant breach in the future, which could result in an acceleration of voxeljet’s obligation to repay all amounts outstanding under those facilities.

Despite the ongoing losses, reduced cash flow and cash facilities, and the other negative financial conditions, management assumes that voxeljet will continue as a going concern, as the Company has been successful in drawing down kEUR 5,000 of the second tranche (tranche B1) of the loan granted by the EIB under the Finance Contract in June 2020. This improved the liquidity significantly. Also, the financial covenants under the Finance Contract have been renegotiated to replace the Total Net Financial Debt to EBITDA ratio with a minimum cash/cash equivalents requirement (the “Minimum Cash Covenant”). As of June 30, 2020, pursuant to the semi-annual financial testing prescribed by the Finance Contract, as amended, the Company was in compliance with the Minimum Cash Covenant. However, in March 2021, the Company discovered that its calculation of cash and cash equivalents for determining compliance with the Minimum Cash Covenant was incorrect and, accordingly, the Company was not in compliance with the Minimum Cash Covenant as of December 31, 2020. Also in March 2021, the Company received a waiver from the EIB for the noncompliance with the Minimum Cash Covenant, pursuant to which (i) the EIB agreed that it will not demand immediate repayment of the outstanding amounts owed and (ii) the EIB and the Company amended the financial covenants in the Finance Contract to clarify the calculation of cash and cash equivalents for determining compliance with the Minimum Cash Covenant.

In addition, the successful restructuring and the initiation of the wind-up of voxeljet UK, which included consolidating 3D printing to serve all customers in Europe from the German service center as well as transferring all employees to voxeljet AG has been finished. This helps to reduce overall costs and will lead to improved gross profit margins by realizing economies of scale in the German service center. The wind-up of voxeljet UK will lead to further cost savings, especially of administrative expenses. Management also initiated a restructuring program at the German entity during the fourth quarter of 2019. This program included the reduction of headcount mainly in the Systems segment in order to streamline the Company’s operations and optimize efficiency. This restructuring was successfully completed at the end of June 2020 and already provides further cost reductions, which is reflected in our monthly detailed target-actual comparisons.

In January 2021, the Company has successfully completed its registered direct offering and sale of 621,170 ordinary shares in the form of ADS at a purchase price of € 13.33 per share (this equals $16.16 per ordinary share based on the exchange rate as of the close of business in New York on January 14, 2021). This provided voxeljet with gross proceeds of the offering amount to approximately $10 million (€ 8.3 million) before deducting fees and expenses. In February 2021, the Company completed another registered direct offering and sale of 443,414 ordinary shares in the form of ADS at a purchase price of € 22.27 per ordinary share (this equals $26.95 per ordinary share based on the exchange rate as of the close of business in New York on February 9, 2021). This provided voxeljet with gross proceeds of approximately $12 million (€ 9.9 million) before deducting fees and expenses. Those capital increases improved the Company’s liquidity as well as equity ratio significantly. In spite of this success, management is taking further steps to raise further funds which may include debt or equity financing, not without mentioning, that there can be no assurance that voxeljet will be able to raise further funds on terms favorable to the Company, if at all.

Based on the Company’s current liquidity and capital resources in combination with the current liquidity forecasts, as well as the implemented cost reduction program and the successful financing with the EIB, the waiver for the noncompliance with the Minimum Cash Covenant as of December 31, 2020 and the registered direct offerings, management believes that the Company has the ability to meet its financial obligations for at least the next 24 months and therefore continues as a going concern.

Impairment test

Non-financial assets are tested for impairment if there are indicators that the carrying amounts may not be recoverable. The Company considers the COVID-19 situation to be such an indicator. Therefore, voxeljet performed an impairment test for the non-financial assets for the end of the reporting period. An impairment loss is recognized in the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is defined as the higher of an asset’s fair value less cost to sell and its value in use. As individual assets do not generate largely independent cash flows, impairment testing is performed at the cash generating unit level. An individual fixed asset within a CGU cannot be written down below fair value less cost incurred to sell the individual asset. The impairment test, performed by management, did not lead to any write downs.

Revision to prior periods for correction of immaterial errors and retrospective adjustments to presentations and disclosures

a) Amendment of classification of short-term investments

In the first quarter of 2020, the Company amended the classification of short-term investments included in current financial assets. Before the amendment, those short-term investments have been classified in the category at fair value through OCI (FVOCI).

The new classification shall be the category at fair value through profit and loss (FVTPL). Accordingly, prior periods have been revised, which leads to movements between profit and loss and other comprehensive income as the changes in fair value are now presented within finance income or expense.

b) Recalculation of performance participation interest related to the Finance Contract with the EIB

In the first quarter of 2020, the Company recalculated the performance participation interest related to the Finance Contract with the EIB, due to a mistake in the calculation logic. Accordingly, prior periods have been revised, which leads to adjustments in non current financial assets, deferred tax liabilities as well as equity.

c) Impacts of amendment and recalculation

Due to the amendments and recalculations, which are described above, the opening balance as of January 1, 2018 of non current financial assets as well as deferred tax liabilities have decreased by kEUR 37 and kEUR 10, respectively. The opening balance as of January 1, 2018 of accumulated deficit increased by kEUR 27. Further, the loss for the year ended December 2018 decreased by kEUR 17. The opening balance as of January 1, 2019 of non current financial assets as well as deferred tax liabilities have increased by kEUR 151 and kEUR 43, respectively. The opening balance as of January 1, 2019 of accumulated deficit increased by kEUR 10, whereas the opening balance of accumulated other comprehensive gain increased by kEUR 118. As a result, the loss for the year ended December 2019 decreased by kEUR 253.

As of December 31, 2018, non current financial assets as well as deferred tax liabilities have increased by kEUR 151 and kEUR 43, respectively. For the period ending December 31, 2018 the balance of accumulated deficit increased by kEUR 10, whereas the balance of accumulated other comprehensive gain increased by kEUR 118. As of December 31, 2019, non current financial assets as well as deferred tax liabilities have increased by kEUR 260 and kEUR 73, respectively. For the period ending December 31, 2019 the balance of accumulated deficit decreased by kEUR 243, whereas the balance of accumulated other comprehensive gain decreased by kEUR 56.

For the year ended December 2018 the loss was reduced by kEUR 17 whereas net changes in fair value of debt investments at FVOCI was increased by kEUR 119. Further, the loss for the three months ended December 2019 was increased by kEUR 93 whereas net changes in fair value of debt investments at FVOCI was increased by kEUR 14. For the year ended December 2019 the loss was reduced by kEUR 253 whereas net changes in fair value of debt investments at FVOCI was reduced by kEUR 174.

The Company has evaluated the effect of these amendments, both qualitatively and quantitatively, and concluded that the change did not have a material impact on, nor require amendment of, any previously filed financial statements. Affected financial statement line items for prior periods are appended with a footnote.

d) Retrospective adjustments to presentations and disclosures of prior period information

Additionally, the Company has applied retrospective adjustments to presentations and disclosures of prior period information within the following footnotes:

-	Consolidated statements of cash flow:

The Company has revised the presentation of interest paid and interest received for the years ended December 31, 2018 and December 31, 2019 both previously disclosed under supplemental cash flow information, now presented in cash flow from operating activities, cash flow from investing activities and cash flow from financing activities, respectively. Further, the Company has revised the presentation of changes in financial assets due to fair value valuation as well as change in fair value of derivative equity forward for the years ended December 31, 2018 and December 31, 2019 related to the amendment of classification of short-term investments and the recalculation of performance participation interest related to the Finance Contract with the EIB. As a consequence, the line item others has also been revised.

-	Note 12. Additional disclosures to financial instruments:

The Company has changed the categorization of the fair value of long-term debt in financial liabilities as of December 31, 2019 from level 2 to level 3.

-	Note 19. Financial risk management:

The Company revised the table contractual cash out flow as of December 31, 2019 regarding the three to five years bucket by including the cash outflow of kEUR 2,918 from the performance participation interest related to tranche A of the loan granted by the EIB.

-	Note 24. Related party transactions:

The Company has included Michele Neuber for his employment as working student within the related party disclosure. His father Volker Neuber serves as a member of voxeljet’s supervisory board since July 2020.